Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

EASTERN DISTRICT OF MICHIGAN

In Re:		CHAPTER 11 (BUSINESS)
Tarpon Industries, Inc.
		Case Number:	08-50367
		Operating Report Number:	3
	Debtor(s).	For the Month Ending:	7/31/2008

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			____________
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			____________
3. BEGINNING BALANCE:			0.00
4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing		____________
Accounts Receivable - Pre-filing		____________
General Sales		____________
Other (Specify)	____________	____________
**Other (Specify)	____________	____________
TOTAL RECEIPTS THIS PERIOD:			0.00
5. BALANCE:			0.00
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		0.00
Disbursements (from page 2)		0.00
TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:			0.00

8. General Account Number(s):		closed
		____________
Depository Name & Location:		____________
		____________

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00	0.00	$0.00

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

	Bank statement Date:	5/31/2008	Balance on Statement:	$0.00
Plus deposits in transit (a):
		Deposit Date	Deposit Amount
		____________	____________
		____________	____________
		____________	____________
		____________	____________
		____________	____________
		____________	____________
TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount
	___________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
TOTAL OUTSTANDING CHECKS:				0.00
Bank statement Adjustments:				____________
Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$0.00

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	____________
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	____________
3. BEGINNING BALANCE:	0.00
4. RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	____________
5. BALANCE:	0.00
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***	0.00

7. ENDING BALANCE:	0.00

8. PAYROLL Account Number(s):	____________
____________
Depository Name & Location:	____________
____________

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

TOTAL DISBURSEMENTS THIS PERIOD:				0.00

PAYROLL ACCOUNT

BANK RECONCILIATION

	Bank statement Date: _____________		Balance on Statement: _____________
Plus deposits in transit (a):

		Deposit Date	Deposit Amount
		____________	____________
		____________	____________
		____________	____________
		____________	____________
		____________	____________
		____________	____________
TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):

	Check Number	Check Date	Check Amount
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
TOTAL OUTSTANDING CHECKS:				0.00
Bank statement Adjustments:				____________
Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$0.00

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	____________
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	____________
3. BEGINNING BALANCE:	0
4. RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	____________
5. BALANCE:	0.00
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***	0.00

7. ENDING BALANCE:	0.00

8. TAX Account Number(s):	____________
____________
Depository Name & Location:	____________
____________

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

TOTAL DISBURSEMENTS THIS PERIOD:				0.00

TAX ACCOUNT

BANK RECONCILIATION

	Bank statement Date: _____________		Balance on Statement: _____________
Plus deposits in transit (a):
		Deposit Date	Deposit Amount
		____________	____________
		____________	____________
		____________	____________
		____________	____________
		____________	____________
		____________	____________
TOTAL DEPOSITS IN TRANSIT				0.00
Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
	____________	____________	____________
TOTAL OUTSTANDING CHECKS:				0.00
Bank statement Adjustments:
Explanation of Adjustments-				____________

ADJUSTED BANK BALANCE:				$0.00

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I.D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
(Provide a copy of monthly account statements for each of the below)
	General Account:	____________
	Payroll Account:	____________
	Tax Account:	____________
*Other Accounts:	____________	____________
	____________	____________
*Other Monies:	____________	____________
	____________	____________
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:			0.00

Petty Cash Transactions:
Date	Purpose	Amount
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
____________	________________________	____________
TOTAL PETTY CASH TRANSACTIONS:			0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:				7/31/2008
		Gross Sales Subject to Sales Tax:		0.00
		Total Wages Paid:		0.00

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding
	State Withholding
	FICA-Employer’s Share
	FICA-Employee’s Share
	Federal Unemployment
	Sales and Use
	Real Property
Other:	____________

	TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			*Accounts Payable Post-Petition	Accounts Receivable
				Pre-Petition	Post-Petition
30 days or less
31 - 60 days
61 - 90 days
91 - 120 days
Over 120 days

TOTAL:			0.00	0.00	0.00

V. INSURANCE COVERAGE
		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability		RSU Indemnity	10,000,000.00	5/31/2009	7/31/2008
Worker’s Compensation		AIG	1,000,000.00	5/31/2009	7/31/2008
Casualty		Hartford	2,000,000.00	5/31/2009	7/31/2008
Vehicle		Hartford	2,000,000.00	5/31/2009	7/31/2008
Others: ___________

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		0.00		0.00	0.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
James Bradshaw		15,786.52	15,786.52
Joseph Lendo		13,846.16	13,846.16

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
James Bradshaw		travel, meeting exp & temp lodging	2,910.46
Joseph Lendo		cell charges, mileage	198.30

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	____________	____________
Less: Returns/Discounts	____________	____________
Net Sales/Revenue	0.00	0.00
Cost of Goods Sold:
Beginning Inventory at cost
Purchases	____________	____________
Less: Ending Inventory at cost	____________	____________
Cost of Goods Sold (COGS)	0.00	0.00
Gross Profit	0.00	0.00
Other Operating Income (Itemize) - Mgt Fees	20,833.33	62,499.99
Operating Expenses:
Payroll - Insiders	35,813.33	107,441.00
Payroll - Other Employees	7,844.67	21,004.45
Payroll Taxes - paid thru EWCO	____________	____________
Other Taxes (Itemize)	____________	____________
Depreciation and Amortization	____________	____________
Rent Expense - Real Property	1,300.00	3,900.00
Lease Expense - Personal Property	____________	____________
Insurance	____________	14,464.00
Real Property Taxes	____________	____________
Telephone and Utilities	____________	1,602.12
Repairs and Maintenance	____________	____________
Travel and Entertainment (Itemize)	2,711.00	5,404.19
Miscellaneous Operating Expenses (Itemize)	2,897.00	4,204.00
Total Operating Expenses	50,566.00	158,019.76
Net Gain/(Loss) from Operations	(29,732.67)	(95,519.77)
Non-Operating Income:
Interest Income	____________	____________
Net Gain on Sale of Assets (Itemize)	____________	____________
Other - settlement from Canadian BK Trustee	57,066.00	57,066.00
Total Non-Operating income	57,066.00	57,066.00
Non-Operating Expenses:
Interest Expense	____________	(49,478.00)
Legal and Professional (Itemize)	228,610.00	648,337.00
Other (Itemize)	202,080.00	603,765.00
Total Non-Operating Expenses	430,690.00	1,202,624.00

NET INCOME/(LOSS)	(403,356.67)	(1,241,077.77)

(Attach exhibit listing all itemizations required above)

Tarpon Industries

Schedule of Travel & Entertainment

Jul-08

	Current Month	Cumulative Post- Petition
James Bradshaw (airfare & related exp)	2,711.00	5,404.19

	2,711.00	5,404.19

Tarpon Industries

Schedule of Miscellaneous Operating Expenses

Jul-08

	Current Month	Cumulative Post- Petition
Bank Fees	—	68.00
Office Supplies/other	576.00	1,091.00
AR collection fees	611.00	611.00
Freight - records	1,710.00	1,710.00
Vehicle expenses		724.00

	2,897.00	4,204.00

Tarpon Industries

Schedule of Legal & Professional Expenses

Jul-08

	Current Month	Cumulative Post-Petition
McDonald Hopkins	50,000.00	200,000.00
Laurus Funds/legal	50,735.00	242,962.00
Calfee	60,000.00	122,500.00
Focus Mgt	25,000.00	40,000.00
Rehmann Group	23,000.00	23,000.00
Barr Engineering	9,150.00	9,150.00
US Trustee Fees	10,725.00	10,725.00

	228,610.00	648,337.00

Tarpon Industries

Schedule of Other Expenses

Jul-08

	Current Month	Cumulative Post-Petition
Accretion of Note Discount	52,070.00	154,972.00
Amortization of Deferred Finance Costs	150,010.00	448,793.00

	202,080.00	603,765.00

X. BALANCE SHEET

(ACCRUAL BASIS ONLY)

ASSETS	Current Month End
Current Assets:	____________
Unrestricted Cash	____________
Restricted Cash	____________
Accounts Receivable	____________
Inventory	____________
Notes Receivable	____________
Prepaid Expenses	____________
Other (Itemize) Intra-Company Receivable	1,187,022.00
Total Current Assets		1,187,022.00
Property, Plant, and Equipment	____________
Accumulated Depreciation/Depletion	____________
Net Property, Plant, and Equipment		0.00
Other Assets (Net of Amortization):
Due from Insiders	____________
Other (Itemize)	2,114,722.00
Total Other Assets		2,114,722.00

TOTAL ASSETS		3,301,744.00

LIABILITIES
Postpetition Liabilities:
Accounts Payable	____________
Taxes Payable	____________
Notes Payable	____________
Professional fees	____________
Secured Debt	____________
Other (Itemize) Intra-company Payable	7,508,309.00
Total Postpetition Liabilities		7,508,309.00
Prepetition Liabilities:
Secured Liabilities	9,514,208.00
Priority Liabilities	____________
Unsecured Liabilities	400,000.00
Other (Itemize) Accrued Expenses	1,545,638.00
Total Prepetition Liabilities		11,459,846.00
TOTAL LIABILITIES		18,968,155.00
EQUITY:
Prepetition Owners’ Equity	(12,902,932.00)
Postpetition Profit/(Loss)	(1,241,076.00)
Direct Charges to Equity	(1,522,403.00)
TOTAL EQUITY		(15,666,411.00)

TOTAL LIABILITIES & EQUITY		3,301,744.00

Tarpon Industries

Schedule of Other Assets

Jul-08

Current Month
Rent Deposit	1,200.00
Deferred Finance Costs	1,414,032.00
Investment in Eugene Welding Co	699,490.00

2,114,722.00

Tarpon Industries

Schedule of Accrued Expenses

Jul-08

Current Month
Accrued Agellan lease close out expenses	250,000.00
Accrued Interest to 4/29/08 - Laurus	964,102.84
Accrued Interest to 4/29/08 - High Capital Bridge	178,653.00
Accrued Interest to 4/29/08 - Bridge to Bridge	6,400.00
Vacation Pay Accrual	75,000.00
Severance Agreements & Miscellaneous	71,482.16

1,545,638.00

XI. QUESTIONAIRE

		No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☒	☐

		No	Yes

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization
Auction process is underway for sale of assets

4.	Describe potential future developments which may have a significant impact on the case:
none at this time

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

		No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☒	☐

I, Joseph T. Lendo, Chief Financial Officer
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

/s/ Joseph T. Lendo